Exhibit 10.3

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is made and entered into effective as of February 13, 2011, by and among BEHRINGER HARVARD OPPORTUNITY OP I, LP, a Texas limited partnership, BEHRINGER HARVARD BOWEN ROAD LP, a Delaware limited partnership, BEHRINGER HARVARD WHITEWATER, LLC, a Delaware limited liability company, BEHRINGER HARVARD LAS COLINAS LP, a Delaware limited partnership, BEHRINGER HARVARD AUGUSTA LP, a Delaware limited partnership, BEHRINGER HARVARD NORTHPOINT LP, a Delaware limited partnership, and BEHRINGER HARVARD REGENCY LP, a Delaware limited partnership (collectively, “Borrower”), BEHRINGER HARVARD OPPORTUNITY REIT I, INC., a Maryland corporation (“Guarantor”), and BANK OF AMERICA, N.A., a national banking association (together with its successors and assigns, “Administrative Agent”), as administrative agent on behalf of itself and each lender from time to time a party to the Loan Agreement (as defined below) (collectively, the “Lenders”), and the Lenders.

RECITALS

A.                                   Administrative Agent, the Lenders, and Borrower executed that certain Credit Agreement dated as of February 13, 2008 (as amended from time to time, the “Loan Agreement”) pursuant to the terms of which, among other things, the Lenders agreed to make a loan (the “Loan”) to Borrower in an amount up to $75,000,000.00. Any capitalized term used herein and not otherwise defined shall have the meaning ascribed to such term in the Loan Agreement.

B.                                     The Loan is secured by, among other things, (a) a Deed of Trust, Assignment of Rents and Leases, Security Agreement, Fixture Filing, and Financing Statement, dated February 13, 2008 executed by Behringer Harvard Bowen Road LP and recorded as Document Number D208052300 of the real property records of Tarrant County, Texas, (b) a Mortgage, Assignment of Rents and Leases, Security Agreement, Fixture Filing and Financing Statement dated February 13, 2008, executed by Behringer Harvard Whitewater, LLC, and recorded as Document Number 9110474 in the office of the county recorder of Heppin County, Minnesota, and recorded as Document Number 4478076 of the registrar of titles of Heppin County, (c) a Deed of Trust, Assignment of Rents and Leases, Security Agreement, Fixture Filing and Financing Statement dated February 13, 2008, executed by Behringer Harvard Las Colinas LP, and recorded as Document Number 20080048819 in the real property records of Dallas County, Texas, (d) a Deed of Trust, Assignment of Rents and Leases, Security Agreement, Fixture Filing and Financing Statement dated February 13, 2008, executed by Behringer Harvard Augusta LP, and recorded as Document Number 20080075232 in the real property records of Harris County, Texas, (e) a Deed of Trust, Assignment of Rents and Leases, Security Agreeement, Fixture Filing and Financing Statement dated February 13, 2008, executed by Behringer Harvard Northpoint LP, and recorded as Document Number 20080075238 in the real property records of Harris County, Texas, and (f) a Deed of Trust, Assignment of Rents and Leases, Security Agreement, Fixture Filing and Financing Statement dated February 13, 2008, executed by Behringer Harvard Regency LP and recorded as Document Number 20080075235 in the real property records of Harris County, Texas (collectively, the “Deed of Trust”). The Deed of Trust encumbers certain property more particularly described on Exhibit A attached hereto.

C.                                     Guarantor guaranteed the repayment of the Loan pursuant to that certain Guaranty Agreement dated as of February 13, 2008 (the “Guaranty”).

D.                                    The Loan Documents were previously amended by that certain First Amendment to Credit Agreement dated May 16, 2008, executed by and among Borrower, Administrative Agent and Lenders.

E.                                      Borrower and Guarantor have requested that the Lenders agree to an extension of the Maturity Date of the Loan. The Lenders are willing to extend the Maturity Date, subject to the terms and conditions of this Agreement.

NOW, THEREFORE, for and in consideration of the premises, the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed, the parties hereto agree as follows:

1.                                       EXTENSION OF MATURITY DATE. Hereinafter, the term “Maturity Date” and all other references to the maturity date of the Loan, in the Note, the Deed of Trust, and the other Loan Documents shall mean February 13, 2012. The unpaid principal balance of the Loan, together with all accrued but unpaid interest thereon, shall be due and payable on the Maturity Date, as extended hereby. Borrower hereby renews, but does not extinguish, the Note and the liens, security interests and assignments created and evidenced by the Deed of Trust and the other Loan Documents, and all of the Loan Documents are hereby renewed and modified by extending the maturity date of the Loan as set forth above.

2.                                       LOAN COMMITMENT. Borrower shall make a principal payment on the Loan in the amount of $741,203.02 (the “Principal Paydown”) on or before the date hereof, to be applied pro rata to pay down each Lender’s Commitment. The Aggregate Commitment of the Lenders is hereby reduced to $69,340,860.00.

3.                                       CONDITIONS PRECEDENT. As conditions precedent to the effectiveness of this Agreement, all of the following shall have been satisfied:

a.                                       Borrower and Guarantor shall have executed and delivered this Agreement to Administrative Agent.

b.                                      Borrower shall have paid to Administrative Agent the Extension Fee (as herein defined).

c.                                       Administrative Agent shall have received the Principal Paydown.

d.                                      Borrower shall cause to be delivered to Administrative Agent at Borrower’s expense an endorsement to the Title Insurance for each Project to show that policy coverage has not been modified or terminated solely by virtue of this Agreement.

e.                                       Administrative Agent shall have received all resolutions, certificates or other documents as Administrative Agent may request relating to the formation, existence and good standing of Borrower, corporate authority for the execution and validity of this Agreement, and all other documents, instruments and agreements and any other matters relevant hereto or thereto, all in form and substance satisfactory to Administrative Agent.

4.                                       COSTS, EXPENSES AND FEES.

a.                                       Cost and Expenses. Borrower hereby agrees to pay all reasonable attorneys’ fees, appraisal fees, and other costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation, execution and or recordation of this Agreement.

b.                                      Extension Fee. Upon execution of this Amendment, Borrower agrees to pay Administrative Agent, for the benefit of the Lenders, a one-time, nonrefundable loan extension fee (“Extension Fee”) in the amount of $104,011.29, in consideration for the Lenders’ execution of this Agreement.

5.                                       RELEASE OF CLAIMS. In consideration of, among other things, the accommodations which Administrative Agent and the Lenders have agreed to extend for the benefit of Borrower and Guarantor pursuant to this Agreement, each of Borrower and Guarantor hereby forever waives, releases and discharges any and all claims (including, without limitation, cross-claims, counterclaims, rights of setoff and recoupment), causes of action, demands, suits, costs, expenses and damages that they now have or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against Administrative Agent and each Lender and each of their subsidiaries, affiliates, successors, assigns, officers, directors, employees, agents, attorneys and other representatives (collectively, the “Released Parties”), based in whole or in part on facts, whether or not known, existing on or prior to the date of this Agreement. The acceptance by Borrower and Guarantor of the accommodations and other consideration provided by Administrative Agent and each Lender as set forth in this Agreement, shall constitute a ratification, adoption and confirmation by Borrower and Guarantor of the foregoing general release of all Claims against each Released Party which is based in whole or in part on facts, whether or not now known or unknown, existing on or prior to the date of receipt of any such proceeds or other financial accommodations. The provisions of this Section 5 shall survive the termination of the Loan Documents.

6.                                       REPRESENTATIONS. Borrower and Guarantor each hereby severally represents and warrants to Administrative Agent and each Lender that (a) to the best of such party’s knowledge, the execution and delivery of this Agreement does not contravene, result in a breach of or constitute a default under any deed of trust, loan agreement, indenture or other contract or agreement to which it/he is a party or by which it or any of its properties may be bound; (b) this Agreement constitutes the legal, valid and binding obligation of such party enforceable in accordance with its terms, subject to the limitations of equitable principles and bankruptcy, insolvency, debtor relief or other similar laws affecting generally the enforcement of creditors’ rights; (c) the execution and delivery of, and performance under this Agreement is within such party’s power and authority without the joinder or consent of any other party and has been duly authorized by all requisite action and are not in contravention of law or the provisions of any organizational documents governing such party or of any indenture, agreement or undertaking to which Borrower or Guarantor, as applicable, is a party or by which it is bound;

and (d) upon the execution of this Agreement, no Default or Event of Default shall exist under any Loan Document.

7.                                       RATIFICATION. The parties to this Agreement agree that the terms and provisions of this Agreement shall modify and supersede all inconsistent terms and provisions of the Note and the other Loan Documents and, except as expressly modified and superseded by this Agreement, the terms and provisions of the Note and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The liens, security interests, collateral assignments and financing statements in respect of the Loan are hereby ratified and confirmed as valid, subsisting and continuing to secure the Loan Documents. Nothing herein shall in any manner diminish, impair or extinguish the Note or any of the other duties, liabilities and obligations of Borrower under the Loan Documents. Borrower hereby ratifies and acknowledges that the Loan Documents are valid, subsisting and enforceable against Borrower and Borrower agrees and warrants to Administrative Agent and each Lender that there are no offsets, claims or defenses with respect to any of the duties, liabilities and obligations of Borrower under the Loan Documents.

8.                                       CONSENT AND RATIFICATION. Each Guarantor hereby severally, unconditionally and irrevocably acknowledges and agrees that the Guaranty and such Guarantor’s obligations, covenants, agreements and duties thereunder remain in full force and effect in accordance with its terms, notwithstanding the modifications effected hereby. Each Guarantor hereby severally, unconditionally and irrevocably ratifies, reaffirms and confirms the Guaranty executed by it and its obligations thereunder.

9.                                       RELEASE OF USURY CLAIMS. Borrower and Guarantor each hereby releases Administrative Agent and each Lender and its successors and assigns, from all claims, demands, liabilities, rights of offsets, defenses and causes of action which Borrower and/or Guarantor may be entitled to assert (although no such claims are known to exist) against Administrative Agent or any Lender in respect of the Loan, the Note and the other Loan Documents for any reason whatsoever, including without limitation, by reason of Administrative Agent or any Lender contracting, charging or receiving for the use, forbearance or detention of money, interest on the Loan prior to the execution of this Agreement in excess of that permitted to be charged to Borrower or Guarantor under applicable law.

10.                                 COUNTERPARTS. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

11.                                 BINDING EFFECT. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto, their representatives, successors and assigns.

12.                                 HEADINGS. The Section headings in this Agreement are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

13.                                 APPLICABLE LAW. This Agreement shall be construed in accordance with the laws of the State of Texas and the laws of the United States applicable to transactions in the State of Texas.

14.                                 PRIOR UNDERSTANDINGS. This Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and supersedes all prior understandings and agreements, written or oral.

THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ADMINISTRATIVE AGENT AND LENDER:

BANK OF AMERICA, N.A., individually as Administrative Agent and Lender

By:	/s/ Shane M. Beran
Name:	Shane M. Beran
Title:	Senior Vice President

LENDERS:

BMO HARRIS FINANCING, INC.,
(formerly known as BMO Capital Markets Financing, Inc.)

By:	/s/ Lloyd Baron
Name:	Lloyd Baron
Title:	Vice President

FIFTH THIRD BANK

By:	/s/ Tammy Leachman
Name:	Tammy Leachman
Title:	V.P.

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on this 16th day of February, 2011, by Shane M. Beran, Senior Vice President of Bank of America, N.A., a national banking association, on behalf of said association.

[SEAL]

My Commission Expires:	Brenda Cooke
Printed Name of Notary:
August 11, 2012	Brenda Cooke

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on this       day of February, 2011, by                       ,                              of BMO HARRIS FINANCING, INC., a                         corporation, on behalf of said corporation.

[SEAL]

My Commission Expires:
Printed Name of Notary:

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on this 17 day of February, 2011, by Tammy Leachman, V.P. of Fifth Third Bank, a national banking association, on behalf of said association.

[SEAL]

My Commission Expires:	Maria Holand
Printed Name of Notary:
August 13, 2012	Maria Holand

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on this           day of February, 2011, by Gerald J. Reihsen, III, Executive Vice President-Corporate Development & Legal and Secretary of BHO, Inc., a Delaware corporation, general partner of Behringer Harvard Opportunity OP I, LP, a Texas limited partnership, on behalf of said limited partnership.

[SEAL]

My Commission Expires:
Printed Name of Notary:

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on this           day of February, 2011, by                        ,                      of Bank of America, N.A., a national banking association, on behalf of said association.

[SEAL]

My Commission Expires:
Printed Name of Notary:

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on this 16th day of February, 2011, by Lloyd Baron, Vice President of BMO HARRIS FINANCING, INC., a banking corporation, formerly known as BMO Capital Markets Financing, Inc.), on behalf of said corporation.

[SEAL]

My Commission Expires:	/s/ Marilyn Brown
Printed Name of Notary:
5-21-2012	Marilyn Brown

BORROWER:

BEHRINGER HARVARD OPPORTUNITY OP I, LP, a Texas limited partnership

By:	BHO, Inc., a Delaware corporation,
its general partner

	By:	/s/ Gerald J. Reihsen, III
	Name:	Gerald J. Reihsen, III
	Title:	Executive Vice President-
Corporate Development & Legal and Secretary

BEHRINGER HARVARD BOWEN ROAD LP, a Delaware limited partnership

By:	/s/ Gerald J. Reihsen, III
Name:	Gerald J. Reihsen, III
Title:	Executive Vice President-Corporate
Development & Legal and Assistant Secretary

BEHRINGER HARVARD WHITEWATER, LLC, a Delaware limited liability company

By:	/s/ Gerald J. Reihsen, III
Name:	Gerald J. Reihsen, III
Title:	Executive Vice President-Corporate
Development & Legal and Assistant Secretary

BEHRINGER HARVARD LAS COLINAS LP, a Delaware limited partnership

By:	/s/ Gerald J. Reihsen, III
Name:	Gerald J. Reihsen, III
Title:	Executive Vice President-Corporate
Development & Legal and Assistant Secretary

BEHRINGER HARVARD AUGUSTA LP, a Delaware limited partnership

By:	/s/ Gerald J. Reihsen, III
Name:	Gerald J. Reihsen, III
Title:	Executive Vice President-Corporate
Development & Legal and Assistant Secretary

BEHRINGER HARVARD NORTHPOINT LP, a Delaware limited partnership

By:	/s/ Gerald J. Reihsen, III
Name:	Gerald J. Reihsen, III
Title:	Executive Vice President-Corporate
Development & Legal and Assistant Secretary

BEHRINGER HARVARD REGENCY LP, a Delaware limited partnership

By:	/s/ Gerald J. Reihsen, III
Name:	Gerald J. Reihsen, III
Title:	Executive Vice President-Corporate
Development & Legal and Assistant Secretary

GUARANTOR:

BEHRINGER HARVARD OPPORTUNITY REIT I, INC., a Maryland corporation

By:	/s/ Gerald J. Reihsen, III
Name:	Gerald J. Reihsen, III
Title:	Executive Vice President-Corporate
Development & Legal and Assistant Secretary

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on this                 day of February, 2011, by                     ,                       of Fifth Third Bank, a national banking association, on behalf of said association.

[SEAL]

My Commission Expires:
Printed Name of Notary:

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on this 15th day of February, 2011, by Gerald J. Reihsen, III, Executive Vice President-Corporate Development & Legal and Secretary of BHO, Inc., a Delaware corporation, general partner of Behringer Harvard Opportunity OP I, LP, a Texas limited partnership, on behalf of said limited partnership.

[SEAL]

My Commission Expires:	/s/ Catherine E. MEA
Printed Name of Notary:
7/26/2012	Catherine E. MEA

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on this 15th day of February, 2011, by Gerald J. Reihsen, III, Executive Vice President-Corporate Development & Legal and Assistant Secretary of Behringer Harvard Bowen Road LP, a Delaware limited partnership, on behalf of said limited partnership.

[SEAL]

My Commission Expires:	/s/ Catherine E. MEA
Printed Name of Notary:
7/26/2012	Catherine E. MEA

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on this 15th day of February, 2011, by Gerald J. Reihsen, III, Executive Vice President-Corporate Development & Legal and Assistant Secretary of Behringer Harvard Whitewater, LLC, a Texas limited liability company, on behalf of said limited liability company.

[SEAL]

My Commission Expires:	/s/ Catherine E. MEA
Printed Name of Notary:
7/26/2012	Catherine E. MEA

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on this 15th day of February, 2011, by Gerald J. Reihsen, III, Executive Vice President-Corporate Development & Legal and Assistant Secretary of Behringer Harvard Las Colinas LP, a Delaware limited partnership, on behalf of said limited partnership.

[SEAL]

My Commission Expires:	/s/ Catherine E. MEA
Printed Name of Notary:
7/26/2012	Catherine E. MEA

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on this 15th day of February, 2011, by Gerald J. Reihsen, III, Executive Vice President-Corporate Development & Legal and Assistant Secretary of Behringer Harvard Augusta LP, a Delaware limited partnership, on behalf of said limited partnership.

[SEAL]

My Commission Expires:	/s/ Catherine E. MEA
Printed Name of Notary:
7/26/2012	Catherine E. MEA

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on this 15th day of February, 2011, by Gerald J. Reihsen, Ill, Executive Vice President-Corporate Development & Legal and Assistant Secretary of Behringer Harvard Northpoint LP., a Delaware limited partnership, on behalf of said limited partnership.

[SEAL]

My Commission Expires:	/s/ Catherine E. MEA
Printed Name of Notary:
7/26/2012	Catherine E. MEA

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on this 15th day of February, 2011, by Gerald J. Reihsen, Ill, Executive Vice President-Corporate Development & Legal and Assistant Secretary of Behringer Harvard Regency LP., a Delaware limited partnership, on behalf of said limited partnership.

[SEAL]

My Commission Expires:	/s/ Catherine E. MEA
Printed Name of Notary:
7/26/2012	Catherine E. MEA

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

This instrument was acknowledged before me on this 16th day of February, 2011, by Gerald J. Reihsen, III, Executive Vice President-Corporate Development & Legal and Assistant Secretary of Behringer Harvard Opportunity REIT I, Inc., a Maryland corporation, on behalf of said corporation.

[SEAL]

My Commission Expires:	/s/ Catherine E. MEA
Printed Name of Notary:
7/26/2012	Catherine E. MEA

Exhibit A

Legal Description

AUGUSTA

STATE OF TEXAS	§

COUNTY OF HARRIS	§

A METES AND BOUNDS description of a certain 1.4994 acre tract of land situated in the Charles Sage Survey, Abstract No. 697, in Harris County, Texas; being the south one-half (1/2) of Lot 4, Post Oak Estates, a duly recorded subdivision in Volume 17, Page 17 of the Harris County Map Records; said 1.4994 acres being that same tract of land described in Clerk’s File No. T464166 of the Harris County Official Public Records of Real Property and being more particularly described as follows:

BEGINNING at a 1-inch iron pipe found marking the southwest corner of said lot 4 and the herein described tract, said point being North 07º37’25” East, 404.51 feet from the north right-of-way line of Westheimer Road and being on the east right of way line of Augusta Drive (60 feet wide);

THENCE, North 07º37’25” East, 161.85 feet (called North 07º37’25” East, 162.21 feet) leaving said east right-of-way line of Augusta Drive to a 5/8-inch iron rod found for the northwest corner of the herein described tract;

THENCE, South 82º31’23” East, 403.55 feet (called South 82º22’35” East, 403.50 feet) leaving said east right-of-way line to a “PK” nail found for the northwest corner of the herein described tract, and being in the east line of the aforementioned Lot 4;

THENCE, South 07º37’25” West, 161.85 feet (called South 07º37’25” West, 162.21 feet) along the said east line of Lot 4 to a 1-inch iron pipe found being the southeast corner of said Lot 4 and the herein described tract (from which a 5/8-inch iron rod bears South 03º52’ West, 1.29 feet, a 5/8-inch iron rod bears North 11º45’ East, 0.21 feet, a 3/4-inch square iron pipe bears North 73º38’ East, 0.79 feet);

THENCE, North 82º31’23” West, 403.55 feet (called North 82º22’35” West, 403.50 feet) along the south line of Lot 4 to the POINT OF BEGINNING; CONTAINING 1.4994 acre (65,313 square feet as calculated by the above bearings and distances) of land in Harris County, Texas as found in the offices of Cotton Surveying Company in drawing No. 18538.

LAS COLINAS

LEGAL DESCRIPTION

LOT 2-R, BLOCK 1 OF NEC ADDITION, an addition to the City of Irving, Dallas County, Texas, according to the plat thereof recorded in Volume 87100, Page 5908, Map Records, Dallas County, Texas.

Whitewater

Parcel 1:

Lot 2, Block 1, Minnetonka Corporate Center 2nd Addition.

A portion of the above being registered property described as follows:

That part of Lot 2, Block 1, embraced within Section 35, Township 117, Range 22, except that part thereof lying Northwesterly of the former Southeasterly right of way line of the Chicago, Milwaukee, St. Paul & Pacific Railroad Company, Minnetonka Corporate Center 2nd Addition.

Parcel 2:

Together with benefits and easements contained within that certain Parking and Access Easement dated August 21, 2003, filed of record September 2, 2003, as Document No. 8150475 in the Hennepin County Recorder’s Office.

Hennepin County, Minnesota

Bowen Road

LEGAL DESCRIPTION:

Being a 69.59 acre tract of land situated in the Josiah Bell Survey, Abstract No. 163 and the G.W. Jopling Survey, Abstract No. 876, Tarrant County, Texas, said tract being all of a tract of land described in deed to EC8D Bowen Road, Ltd., as recorded in Volume 15048, Page 182, Deed Records Tarrant County, Texas (D.R.T.C.T.), said tract being all of Lot 2, C.W. Jopling Addition, an addition to the City of Arlington, Tarrant County, Texas, as recorded in Volume 388-156, Page 80, Plat Records Tarrant County, Texas (P.R.T.C.T.), said tract being more particularly described as follows:

BEGINNING at a 5/8-inch found iron rod with a cap stamped “SIMCO” on the northwest end of a corner clip of the intersection of the south right-of-way line of Bordin Road (80 feet wide) and the west right-of-way line of South Bowen Road (90 feet wide);

THENCE South 44 degrees 46 minutes 46 seconds East, along said right-of-way, a distance of 14.14 feet to a 5/8-inch found iron rod with a cap stamped “SIMCO” for corner;

THENCE South 00 degrees 13 minutes 46 seconds West, along said west right-of-way line, a distance of 704.73 feet to a 5/8-inch found iron rod with a cap stamped “SIMCO” for corner;

THENCE South 00 degrees 02 minutes 10 seconds East, along said west right-of-way line, a distance of 1099.82 feet to a found “X” cut in concrete for the southeast corner of said EC8D Bowen tract, said corner being on the north line of Wimbledon West Addition, an addition to the City of Arlington, as recorded in Volume 388-167, Page 21, P.R.T.C.T.;

THENCE North 89 degrees 36 minutes 30 seconds West, departing said west right-of-way line, along the south line of said EC8D Bowen tract and the north line of said Wimbledon West and Twin Gates Addition, an addition to the City of Arlington, as recorded in Cabinet A, Slide 380, P.R.T.C.T., a distance of 1300.21 feet to a 3/4-inch found iron rod for corner;

THENCE North 89 degrees 45 minutes 37 seconds West, along the south line of said EC8D Bowen tract and the north line of said Twin Gates, a distance of 500.12 feet to a 5/8-inch found iron rod for the southwest corner of said EC8D Bowen tract, said corner being the southeast corner of Indian Wells Addition—Section Two, an addition to the City of Arlington, as recorded in Volume 388-125, Page 45, P.R.T.C.T.;

THENCE North 06 degrees 58 minutes 43 seconds East, along the west line of said EC8D Bowen tract and the east line of said Indian Wells Addition—Section Two and the east line of Oak Lake Addition, an addition to the City of Arlington, as recorded in Volume 388-171, Page 67, P.R.T.C.T., a distance of 1461.69 feet to a point for corner from which a 5/8-inch found iron rod bears South 28 degrees 21 minutes 01 seconds West, a distance of 5.60 feet;

THENCE North 39 degrees 52 minutes 24 seconds East, along the west line of said EC8D Bowen tract and the east line of said Oak Lake Addition, a distance of 287.48 feet to a 1/2-inch found iron rod for corner;

THENCE North 26 degrees 10 minutes 49 seconds East, along the west line of said EC8D Bowen tract, a distance of 183.05 feet to a 1/2-inch found iron rod for the northwest corner of said EC8D Bowen tract, said corner being on the south line of Quail Valley Addition, Second Section, an addition to the City of Arlington, as recorded in Volume 388-110, Page 32, P.R.T.C.T.;

THENCE South 89 degrees 46 minutes 51 seconds East, along the north line of said EC8D Bowen tract and the south line of said Quail Valley Addition, a distance of 946.09 feet to a 5/8-inch found iron rod with a cap stamped “SIMCO” for corner on the south right-of-way line of the aforementioned Bordin Road, said corner being on a circular curve to the left, having a radius of 856.47 feet and whose chord bears South 85 degrees 05 minutes 03 seconds East, a distance of 140.13 feet;

THENCE Southeast, along said right-of-way line and said curve to the left, through a central angle of 09 degrees 23 minutes 06 seconds, an arc distance of 140.29 feet to a point under a building for the end of said curve;

THENCE South 89 degrees 45 minutes 51 seconds East, along said south right-of-way line, a distance of 276.94 feet to the POINT OF BEGINNING AND CONTAINING 3,031,528 square feet or 69.59 acres of land more or less.

NORTHPOINT

METES AND BOUNDS DESCRIPTION

4.1598 ACRES OUT OF

BLOCK 6, UNRESTRICTED RESERVE “D”

CORRECTIVE PLAT OF NORTHPOINT SUBDIVISION

HOUSTON, HARRIS COUNTY, TEXAS

All that certain 4.1598 acre tract of land out of Block 6, Unrestricted Reserve “D”, Corrective Plat of Northpoint Subdivision according to the plat thereof filed at Volume 225, Page 30 Harris County Map Records and being more particularly described by metes and bounds as follows.

BEGINNING at a found 5/8” iron rod in the east right-of-way line of Interstate Highway 45 (width varies) at its intersection with the south line of said Unrestricted Reserve “D”;

Thence N 11° 05’ 13” W - 317.06’, with said east right-of-way line to a found 5/8” iron rod marking a point on a curve to the right having a central angle of 4° 12’ 21”, a radius of 1000.00’ a chord which bears N 86° 44’ 40” E - 73.30’;

Thence with said curve and with the south right-of-way line of Northpoint Drive (width varies) for an arc length of 73.41’ to a found 5/8” iron rod marking the Point of Tangency;

Thence N 88° 51’ 02” E - 71.48’, continuing with said south right-of-way line to a found 5/8” iron rod for angle point;

Thence N 80° 50’ 00” E - 71.70’, continuing with said south right-of-way line to a found 5/8” iron rod for angle point;

Thence N 88° 51’ 02” E - 373.76’, continuing with said south right-of-way line to a found 5/8” iron rod for corner;

Thence S 1° 08’ 58” E - 325.00’, with the west line of a called 6.2762 acre tract of land conveyed to South Fortune Property Corporation, described in a deed dated 05-01-1989, filed in the Official Public Records of Real Property of Harris County, Texas at Clerk File Number M141764, Film Code Number 145-78-2481 to a found 2” fence corner post for corner;

Thence S 88° 51’ 02” W - 534.86’, with the aforementioned south line of Unrestricted Reserve “D” to the POINT OF BEGINNING containing 4.1598 acres (181,200 square feet) of land more or less.

Compiled from Survey by:

DANIEL E. KERSTEN
Prejean & Company, Inc. Surveying / Mapping August 6, 2007 revised 09-05-2007	[SEAL]

REGENCY

LEGAL DESCRIPTION

All that certain 4.3906 acres of land out of Unrestricted Reserve “B”, Block 2, Westchase Subdivision, Section 12, according to the plat thereof filed in the Map Records of Harris County, Texas in Volume 265, Page 74, and being all that certain called 4.3906 acre tract described in a deed dated 12/28/1989 from BA Properties, Inc. to Texser Realty, Inc. filed in the Official Public Records of Real Property of Harris County, Texas in Clerk File No. M-455971, Film Code No. 165-71-1903, and being more particularly described by metes and bounds as follows:

BEGINNING at a called and found 5/8” iron rod marking the southwest corner of a 10’ catback line for the intersection of east right-of-way line of Wilcrest Drive (100’ wide) and the south right-of-way line of Meadowglen Lane;

THENCE North 42 degrees 29 minutes 40 seconds East 14.14’, with said cat-back line to a called and found 5/8” iron rod for corner;

THENCE North 87 degrees 29 minutes 40 seconds East 371.90’, with the said south right-of-way line of Meadowglen Lane (60’ wide) to a called and found 5/8” iron rod marking the Point of Curvature of a curve to the right having a central angel of 01 degree 58 minutes 52 seconds, a radius of 1,970.00’;

THENCE continuing with said south right-of-way line and with said curve to the right for an arc distance of 68.11’ to a called and found 5/8” iron rod for corner;

THENCE South 02 degrees 30 minutes 20 seconds East 424.00’, with the west line of Meadowglen Apartments according to the plat thereof filed in the Map Records of Harris County, Texas in Volume 286, Page 61 to a called and found 5/8” iron rod for corner;

THENCE South 87 degrees 29 minutes 40 seconds West 450.00’, with the south line of the aforementioned 4.3906 acre tract to a called and found 5/8” iron rod for corner;

THENCE North 02 degrees 30 minutes 20 seconds West 415.18’, with the aforementioned east right-of-way line of Wilcrest Drive to the POINT OF BEGINNING and containing 4.3906 acre (191,254 square feet) of land, more or less.